Supplement dated December 12, 2001
                   to Prospectus dated May 1, 2001 for
                   Integrity Small-Cap Fund of Funds, Inc.



I.  Footnote 7 on page 5 is replaced with the following:


7 The investment adviser has voluntarily agreed to waive fees through April 30, 2002 in order to prevent Total Operating Expenses
   (excluding extraordinary expenses) from exceeding 1.60% of the average daily net asset value of Fund shares. After fee waivers and expense reimbursements, the Fund's total annual operating expenses was 1.55% for the fiscal year ended December 31, 2000.